STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

AMANDA CARDINALLI
50 WEST LIBERTY STREET SUITE 880
Reno, NV 89501

Work Order #: W2019123102674
December 31, 2019
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 221

Charges

Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Certificate of Reinstatement	20190389325	12/31/2019 3:43:50 PM	Approved	1	$10050.00	$10050.00
Total						$10050.00

Payments

Type	Description	Payment Status	Amount
Credit Card	5778358174236598403017	Success	$10050.00
Total			$10050.00

Credit Balance: $0.00

Paid CC No. 3609

AMANDA CARDINALLI
50 WEST LIBERTY STREET SUITE 880
Reno, NV 89501

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

12/31/2019

Work Order Item Number:	W2019123102674 - 321524
Filing Number:	20190389325
Filing Type:	Certificate of Reinstatement
Filing Date/Time:	12/31/2019 15:43:50 PM
Filing Page(s):	

Indexed Entity Information:

Entity ID: E0471552010-0 **Entity Name:** SOLLENSYS CORP

Entity Status: Active **Expiration Date:** None

Commercial Registered Agent
NEVADA AGENCY AND TRANSFER COMPANY
50 WEST LIBERTY STREET SUITE 880, Reno, NV 89501, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0471552010-0
Barbara K. Cegavske	Filing Number 20190389325
Secretary of State State Of Nevada	Filed On 12/31/2019 15:43:50 PM
	Number of Pages 7

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

1. Entity information:
Name of entity as on file with the Nevada Secretary of State: SOLLENSYS CORP
Entity or Nevada Business Identification Number (NVID): NV20101720281

2. Registered Agent for Service of Process: (check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

NEVADA AGENCY AND TRANSFER COMPANY
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	State	Zip Code
50 WEST LIBERTY STREET SUITE 880	Reno	Nevada	89501

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date

3. Date When Revival is to Commence:
Date when revival of charter is to commence or be effective, which may be before the date of the certificate:

4. Duration of Revival: (A date is required for entities under NRS 88)
Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or

5.Current List :
Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT

Name	Country
DAVID LAZAR	USA

Address	City	State	Zip/Postal Code
50 WEST LIBERTY STREET SUITE 880	Reno	NV	89501

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY

Name	Country
DAVID LAZAR	USA

Address	City	State	Zip/Postal Code
50 WEST LIBERTY STREET SUITE 880	Reno	NV	89501

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER

Name	Country
DAVID LAZAR	USA

Address	City	State	Zip/Postal Code
50 WEST LIBERTY STREET SUITE 880	Reno	NV	89501

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR

Name			Country
DAVID LAZAR			USA

Address	City	State	Zip/Postal Code
50 WEST LIBERTY STREET SUITE 880	Reno	NV	89501

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).
	☐ Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.
	☐ Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 86.580: The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86. The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.
	☐ Revival pursuant to 86: The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.
	☐ Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.
	☐ Revival pursuant to 89: The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.
7. Signatures: (Required)	**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.** **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** X DAVID LAZAR — Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer Title: President Date: 12/31/2019 *FORM WILL BE RETURNED IF UNSIGNED.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0471552010-0 Filing Number 20190389325 Filed On 12/31/2019 15:43:50 PM Number of Pages 7

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☒ Reinstatement ☐ Revival

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:

Name of entity as on file with the Nevada Secretary of State: SOLLENSYS CORP

Entity or Nevada Business Identification Number (NVID): E0471552010-0

2. Registered Agent for Service of Process: (Check only one box)

☒ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below)

NEVADA AGENCY AND TRANSFER COMPANY
Name of Registered Agent OR Title of Office or Position with Entity

Street Address / City / Nevada / Zip Code

Mailing Address (if different from street address) / City / Nevada / Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X [signature] 12/31/2019
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Date When Revival is to Commence:

Date when revival of charter is to commence or be effective, which may be before the date of the certificate:

4. Duration of Revival: (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or

5. Current List:

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners, Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title:

Name	Country
DAVID LAZAR	

Address	City	State	Zip/Postal Code
50 WEST LIBERTY ST SUITE 880	RENO	NV	89501

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title:

Name	Country
DAVID LAZAR	

Address	City	State	Zip/Postal Code
50 WEST LIBERTY ST SUITE 880	RENO	NV	89501

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title:

Name	Country
DAVID LAZAR	

Address	City	State	Zip/Postal Code
50 WEST LIBERTY ST SUITE 880	RENO	NV	89501

(Continued on next page)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

5. Current List Continued:

CORPORATION, INDICATE THE DIRECTOR:

DAVID LAZAR			
Name		Country	
50 WEST LIBERTY ST SUITE 880	RENO	NV	89501
Address	City	State	Zip/Postal Code

FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR:

Name		Country	
Address	City	State	Zip/Postal Code

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 78.730 or 81.010: (check one)

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81

☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.

☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

☐ Revival pursuant to 80:

The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.

☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.

☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

☐ Revival pursuant to 82:

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.

This certificate must be executed by the President or Vice President AND Secretary or Assistant Secretary.

The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

6. Statement of Fact Continued: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 86.580: The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86. The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.
	☐ Revival pursuant to 86: The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.
	☐ Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A. The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.
	☐ Revival pursuant to 89: The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.
7. Signatures: (Required)	**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.** **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

Signature	Title	Date
X *David Lazar* Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer	PRESIDENT	12/31/2019
X Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer		

FORM WILL BE RETURNED IF UNSIGNED.

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

SOLLENSYS CORP

Nevada Business Identification # NV20101720281
Expiration Date: 09/30/2020

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 12/31/2019.

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B20191231479834
You may verify this certificate online at http://www.nvsos.gov